Exhibit 99.2 Investor Presentation 1Q FY20 February 10, 2020 © 2020 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary note regarding forward-looking statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward- looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data, are available on our web site at investors.avaya.com.  None of the information included on the website is incorporated by reference in this presentation. © 2020 Avaya Inc. All rights reserved 2

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables below. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We also present the measures non-GAAP revenue, non-GAAP gross margin, non-GAAP operating income and non-GAAP operating margin as a supplement to our unaudited condensed consolidated financial statements presented in accordance with GAAP. We believe these non-GAAP measures are the most meaningful for period to period comparisons because they exclude the impact of the earnings and charges noted in the applicable tables in the appendix to this presentation that resulted from matters that we consider not to be indicative of our ongoing operations. In addition, we present the liquidity measure of free cash flow. Free cash flow is calculated by subtracting capital expenditures from Net cash provided by operating activities. We believe free cash flow is a measure often used by analysts and investors to compare the cash flow and liquidity of companies in the same industry. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from the non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. We do not provide a forward-looking reconciliation of expected next quarter and full fiscal year non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, or adjusted EBITDA guidance as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The appendix to this presentation includes tables that reconcile historical GAAP measures to non-GAAP measures. © 2020 Avaya Inc. All rights reserved 3

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 About Avaya World's Largest Installed Base 100M+ 18% UC Lines Cloud, Alliance Partner & 100K+ 90% Global Customers Fortune 100* 5M+ Subscription CC Users Revenue © 2020 Avaya Inc. All rights reserved 4 *Calculation performed using historical data of customers served over the last three fiscal years.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Avaya's Four Strategic Pillars © 2020 Avaya Inc. All rights reserved 5

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Delivering Solutions Through Intelligent Xperiences AI – Bots, Conversational Intelligence, Pairing Avaya IX Avaya IX Workplace (UC) Contact Center Calling Voice Meetings Digital Collaboration Desktop Devices Workforce Engagement Avaya Cloud Office – Public Avaya OneCloud – Private, Hybrid Premises Solutions Avaya IX Services – Consulting, Professional Services, Managed, Migration, Support © 2020 Avaya Inc. All rights reserved 6

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Strategic Partnership Accelerates Transformation to the Cloud © 2020 Avaya Inc. All rights reserved 7

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Trusted and Scalable Global Service Ÿ Reliable Ÿ Secure Ÿ Compliant Why Single, Integrated Communications Platform Avaya Unified Communications Ÿ Contact Center Wins Cloud Choice & Flexibility Public Ÿ Private Ÿ Hybrid Ÿ Managed Service Enterprise Features Attribute Routing Ÿ Collaboration Ÿ Digital Full Application Suite Deep & Wide Ecosystem © 2020 Avaya Inc. All rights reserved 8

Financial Overview Q1 FY20 © 2020 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 1Q FY20 Financial Highlights $717M $2.3B 61% Total Revenue Total Contract Gross (1) Value(2) Margin(1) 86% 59% 65% 18% Revenue (1) Software Recurring High-margin  Cloud, Alliance and Services Software  Partner & Subscription Revenue (1) Percentages are based on non-GAAP Revenue.* © 2020 Avaya Inc. All rights reserved (2) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, 10 including both billed and unbilled backlog. * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Financial Strength & Flexibility Liquidity Strong $174M $58M Balance Sheet 24.3% of Revenue 8% of Revenue Adj. EBITDA(1)(2) CFFO(1)(2) - adjusted for one time strategic payments Resources to Invest $766M 3.1x Highly Profitable Cash Net-debt / Balance(2) Adj. EBITDA(1)(3) (1) Adjusted EBITDA, Adjusted EBITDA Margin, and CFFO Margin are based on non-GAAP Revenue.* (2) For and as of 1Q ending December 31, 2019. (3) © 2020 Avaya Inc. All rights reserved Net-debt as of December 31, 2019, defined as ST debt and LT debt less cash, and Trailing Twelve Months 11 (TTM) Adjusted EBITDA were used for this calculation, ending December 31, 2019.* * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Capital Allocation Priorities © 2020 Avaya Inc. All rights reserved 12

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 $500M Share Repurchase Plan Update Through December 31, 2019: • Shares repurchased: 10.7M • Average cost: $12.27 per share • Market VWAP: $12.23 per share • Aggregate spend: $131.7M Note: Average cost and VWAP are before fees, aggregate spend includes fees © 2020 Avaya Inc. All rights reserved 13

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 1Q FY20 Update Non-GAAP* 1Q FY20 4Q FY19 1Q FY19 1Q Business Highlights $M, as reported Revenue $ 717 $ 726 $ 748 • Avaya added strong new leaders to drive innovation and operational execution. They include Anthony Bartolo, executive vice president, Products and Solutions; Gross Margin 61.4% 60.6% 62.7% Simon Harrison, Chief Marketing Officer; Jon Brinton, vice president, North America Channel Sales; and William Madison, vice president North America Operating Expense (% of revenue) 40.3% 37.9% 40.0 % Cloud Sales. Operating Margin 21.1% 22.7% 22.7% • Avaya was recognized with two Frost & Sullivan awards: Adjusted EBITDA $ 174 $ 184 $ 189 • 2019 Customer Value Leadership Award for Customer Journey Intelligence Adjusted EBITDA Margin 24.3% 25.3% 25.3% • 2019 North America Product Leadership Award • Avaya IX™ Workspaces has been named as a 2019 Contact Center Technology 1Q Financial Highlights Award winner, presented by CUSTOMER magazine. • Google Cloud Contact Center (CC) AI capabilities are now integrated with Avaya • Continued large deal activity with 68 deals over $1 million, 6 over $5 million, and IX Contact Center solutions and is now available for customers globally. The 3 over $10 million powerful combination of Avaya AI conversation services and Google Cloud CC • Total Contract Value (TCV)(1) of $2.3 billion AI are providing a better experience for clients by seamlessly blending automated • Added approximately 1,300 new logos and assisted experiences throughout a customer’s interaction with the contact center. • Generated $58 million in cash flow from operations and $32 million in free cash flow(2), when when adjusted for one-time strategic deal payments (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. © 2020 Avaya Inc. All rights reserved (2) Free cash flow is defined as Cash Flow from Operations less Capital Expenditures.* 14 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Business Model Transformation (Calculated based on non-GAAP Revenue)* FY15 FY18 FY19 1Q FY20 Revenue from 71% - 83% 83% 86% Software and Services Recurring 48% - 56% 58% 59% Revenue Product Revenue 42% - 58% 60% 65% from Software Revenue from n/a - 14% 15% 18% CAPS Non-GAAP 61% - 63% 61% 61% Gross Margin Adjusted 22% - 24% 24% 24% EBITDA Margin © 2020 Avaya Inc. All rights reserved 15 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Cash Requirements 881 855 51 56 119 140 Net Cash Interest Payments 122 611 90 592 33 Pension & Post Retirement 29 83 90 Restructuring 148 161 483 476 77 56 Capex & Capital Lease 77 70 63 (<3% of revenue) 127 126 120 Cash Taxes 47 38 421 428 59 55 • All values in $M 355 • Net Cash Interest Payments includes interest payments 270 on long-term debt and payments classified as adequate 194 193 protection payments in connection with Chapter 11 proceedings, net of interest income • Pension settlement payments to PBGC not included within Pension & Post Retirement payments FY15A FY16A FY17A FY18A FY19A FY20E © 2020 Avaya Inc. All rights reserved 16

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: 1Q FY20 4Q FY19 1Q FY19 Product $ 298 $ 314 $ 324 Services 417 409 414 GAAP Total Revenue $ 715 $ 723 $ 738 GAAP Gross Margin: Product 50.7% 50.0% 51.2% Services 58.3% 57.5% 58.2% GAAP Total Gross Margin 55.1% 54.2% 55.1% GAAP Operating Margin 2.1% 7.2% 6.8% © 2020 Avaya Inc. All rights reserved 17

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Income Statement Information (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: 1Q FY20 4Q FY19 1Q FY19 Product $ 298 $ 315 $ 326 Services 419 411 422 Non-GAAP Total Revenue $ 717 $ 726 $ 748 Non-GAAP Gross Margin: Product 65.1% 64.4% 65.6% Services 58.7% 57.7% 60.4% Non-GAAP Total Gross Margin 61.4% 60.6% 62.7% Non-GAAP Operating Margin 21.1% 22.7% 22.7% Adjusted EBITDA $ 174 $ 184 $ 189 Adjusted EBITDA % (1) 24.3% 25.3% 25.3% © 2020 Avaya Inc. All rights reserved 18 (1) Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue 1Q FY20 4Q FY19 1Q FY19 U.S. $ 395 $ 393 $ 401 EMEA 187 184 200 APAC 77 86 79 AI 58 63 68 Total $ 717 $ 726 $ 748 % of Total Revenue U.S. 55% 54% 54% EMEA 26% 25% 26% APAC 11% 12% 11% AI 8% 9% 9% Total 100% 100% 100% © 2020 Avaya Inc. All rights reserved 19 *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 1Q FY20 4Q FY19 1Q FY19 Total Cash and Cash Equivalents $ 766 $ 752 $ 743 Cash Flow from Operations $ 12 $ 66 $ 86 Capital Expenditures and Capitalized Software $ 26 $ 29 $ 21 Days Sales Outstanding (DSO)(1) 53 55 56 Inventory Turns 11.8 11.6 13.3 Headcount (as of the end of the period indicated) 7,874 7,876 7,948 Trailing Twelve Month Revenue ($K) / Employee(2)* (Headcount as of the end of the period indicated) $ 365 $ 369 $ 381 (1)1Q FY20 and 4Q FY19 include $111M and $112M AR/contract liability netting impact when calculating DSOs. (2)TTM Revenue ($K) / Employee based on non-GAAP Revenue. © 2020 Avaya Inc. All rights reserved *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. 20

Appendix © 2020 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Three Months Ended Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31, (In millions) 2019 2019 2019 2019 2018 Net (loss) income $ (54) $ (34) $ (633) $ (13) $ 9 Interest expense 58 60 59 58 60 Interest income (3) (3) (4) (4) (3) Provision for (benefit from) income taxes 25 32 (27) (6) 3 Depreciation and amortization 107 108 110 108 117 EBITDA 133 163 (495) 143 186 Impact of fresh start accounting adjustments — (2) (2) 6 3 Restructuring charges, net of sublease income 1 10 1 4 7 Advisory fees 39 8 1 1 1 Acquisition-related costs — 1 1 4 3 Share-based compensation 6 6 8 5 6 Impairment charges — — 659 — — Change in fair value of Emergence Date Warrants 3 (1) (7) (3) (18) Loss on foreign currency transactions 4 — 1 6 1 Gain on marketable securities (12) (1) — — — Adjusted EBITDA $ 174 $ 184 $ 167 $ 166 $ 189 © 2020 Avaya Inc. All rights reserved 22

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Revenue by Geography Three Months Ended Three Months Ended Three Months Ended Adj. for Non-GAAP Adj. for Non-GAAP Adj. for Non-GAAP Dec. 31, Fresh Start Dec. 31, Sept. 30, Fresh Start Sept. 30, Dec. 31, Fresh Start Dec. 31, (In millions) 2019 Accounting 2019 2019 Accounting 2019 2018 Accounting 2018 U.S. $ 394 $ 1 $ 395 $ 392 $ 1 $ 393 $ 394 $ 7 $ 401 EMEA 186 1 187 183 1 184 199 1 200 APAC 77 — 77 85 1 86 78 1 79 AI 58 — 58 63 — 63 67 1 68 Total revenue $ 715 $ 2 $ 717 $ 723 $ 3 $ 726 $ 738 $ 10 $ 748 © 2020 Avaya Inc. All rights reserved 23

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Three Months Ended Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31, (In millions) 2019 2019 2019 2019 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 394 $ 392 $ 390 $ 386 $ 407 Items excluded: Adj. for fresh start accounting 3 4 5 9 19 Amortization of technology intangible assets 43 44 43 44 43 Non-cash share-based compensation — — — — — Non-GAAP Gross Profit $ 46 $ 48 $ 48 $ 439 $ 469 GAAP Gross Margin 55.1% 54.2% 54.4% 54.4% 55.1% Non-GAAP Gross Margin 61.4% 60.6% 60.8% 61.5% 62.7% Reconciliation of Non-GAAP Operating Income Operating (Loss) Income $ 15 $ 52 $ (613) $ 38 $ 50 Items excluded: Adj. for fresh start accounting 4 4 4 12 20 Amortization of intangible assets 84 84 84 85 83 Impairment charges — — 659 — — Restructuring charges, net 3 10 1 4 7 Acquisition-related costs — 1 1 4 3 Advisory fees 39 8 1 1 1 Share-based compensation 6 6 8 5 6 Non-GAAP Operating Income $ 151 $ 165 $ 145 $ 149 $ 170 GAAP Operating Margin 2.1% 7.2% -85.5% 5.4% 6.8% Non-GAAP Operating Margin 21.1% 22.7% 20.1% 20.9% 22.7% © 2020 Avaya Inc. All rights reserved 24

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31, (In millions) 2019 2019 2019 2019 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 298 $ 314 $ 297 $ 287 $ 324 Costs 104 113 109 105 115 Amortization of technology intangible assets 43 44 43 44 43 GAAP Gross Profit 151 157 145 138 166 Items excluded: Amortization of technology intangible assets 43 44 43 44 43 Adj. for fresh start accounting — 2 2 2 5 Non-GAAP Gross Profit $ 194 $ 203 $ 190 $ 184 $ 214 GAAP Gross Margin 50.7% 50.0% 48.8% 48.1% 51.2% Non-GAAP Gross Margin 65.1% 64.4% 63.8% 63.7% 65.6% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 417 $ 409 $ 420 $ 422 $ 414 Costs 174 174 175 174 173 GAAP Gross Profit 243 235 245 248 241 Items excluded: Adj. for fresh start accounting 3 2 3 7 14 Non-GAAP Gross Profit $ 246 $ 237 $ 248 $ 255 $ 255 GAAP Gross Margin 58.3% 57.5% 58.3% 58.8% 58.2% Non-GAAP Gross Margin 58.7% 57.7% 58.8% 60.0% 60.4% © 2020 Avaya Inc. All rights reserved 25

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Supplemental Schedules Free Cash Flow Three months ended Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31, (In millions) 2019 2019 2019 2019 2018 Net cash provided by operating activities $ 12 $ 66 $ 52 $ 37 $ 86 Less: Capital expenditures 26 29 37 26 21 Free cash flow $ (14) $ 37 $ 15 $ 11 $ 65 Net-Debt / Adjusted EBITDA Dec. 31, (In millions) 2019 Non-GAAP Revenue Debt maturing within one year $ — Three months ended Long-term debt, net of current portion 2,877 Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31, Less: Cash and cash equivalents (766) (In millions) 2019 2019 2019 2019 2018 Net-debt 2,111 GAAP Revenue $ 715 $ 723 $ 717 $ 709 $ 738 $ Adj. for fresh start accounting 2 3 3 5 10 Adjusted EBITDA (TTM) 691 Non-GAAP Revenue $ 717 $ 726 $ 720 $ 714 $ 748 Net-debt / Adjusted EBITDA 3.1x © 2020 Avaya Inc. All rights reserved 26